News Release

Virtus Investment Partners Announces Financial Results for the Third Quarter 2017

▪	EPS of $2.21; EPS, As Adjusted, of $2.30

▪	Total Sales of $4.6B; Net Flows of $0.2B; Long-Term AUM of $87.1B

Hartford, CT, October 27, 2017 - Virtus Investment Partners, Inc. (NASDAQ: VRTS) today reported financial results for the three months ended September 30, 2017, which include a full quarter of results following the acquisition of RidgeWorth Investments on June 1, 2017.

Financial Highlights (Unaudited)
(in millions, except per share data or as noted)

	Three Months Ended			Three Months Ended
	9/30/2017	9/30/2016	Change	6/30/2017	Change

U.S. GAAP Financial Measures
Revenues	$123.7	$82.3	50%	$94.1	31%
Operating expenses	$106.9	$65.8	62%	$90.9	18%
Operating income (loss)	$16.8	$16.5	2%	$3.2	427%
Operating margin	13.6%	20.1%		3.4%
Net income (loss) attributable to common stockholders	$16.7	$15.6	7%	$(2.4)	N/M
Earnings (loss) per share - diluted	$2.21	$1.99	11%	$(0.34)	N/M
Weighted average shares outstanding - diluted	8.492	7.854	8%	7.064	20%

Non-GAAP Financial Measures (1)
Revenues, as adjusted	$104.2	$65.1	60%	$78.6	33%
Operating expenses, as adjusted	$69.1	$44.8	54%	$55.9	23%
Operating income (loss), as adjusted	$35.2	$20.3	73%	$22.7	55%
Operating margin, as adjusted	33.8%	31.2%		28.8%
Net income (loss) attributable to common stockholders, as adjusted	$19.5	$12.9	52%	$13.4	46%
Earnings (loss) per share - diluted, as adjusted	$2.30	$1.64	40%	$1.61	43%
Weighted average shares outstanding - diluted, as adjusted	8.492	7.854	8%	8.311	2%

(1) See the information beginning on page 11 for reconciliations to their most directly comparable U.S. GAAP measures and other important disclosures
N/M - Not Meaningful

Earnings Summary

The company presents U.S. GAAP and non-GAAP earnings information in this release. Management believes that the non-GAAP financial measures presented most accurately reflect the company’s operating results from providing investment management and related services to individuals and institutions and uses these measures to evaluate financial performance. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures. Reconciliations of the non-GAAP financial measures to the most comparable U.S. GAAP measures can be found beginning on page 11 of this earnings release.

Virtus Investment Partners, Inc. 2.

Asset Flows and Assets Under Management
(in billions)

	Three Months Ended			Three Months Ended
	9/30/2017	9/30/2016	Change	6/30/2017	Change
Ending long-term assets under management (1)	$87.1	$46.5	87%	$85.0	2%
Ending total assets under management	$90.6	$46.5	95%	$88.6	2%
Average long-term assets under management (1)	$86.0	$45.5	89%	$60.7	42%
Average total assets under management	$89.3	$45.5	96%	$62.0	44%
Gross sales	$4.6	$3.1	48%	$3.5	32%
Net flows	$0.2	$0.5	(52%)	$(0.2)	N/M

(1) Excludes assets under management in liquidity strategies, including open-end mutual funds and institutional accounts
N/M - Not Meaningful

Long-term assets under management of $87.1 billion at September 30, 2017 increased $2.1 billion, or 2.5 percent, from June 30, 2017 reflecting market appreciation and positive net flows. Total assets under management at September 30, 2017 were $90.6 billion and included $3.4 billion of assets in liquidity strategies.
Total sales of $4.6 billion increased 32 percent sequentially and 48 percent from the prior-year quarter. The sequential-quarter increase reflects higher sales in open-end funds, structured products, institutional, and retail separate accounts. The increase over the prior-year quarter primarily reflects higher sales in open-end funds, structured products, retail separate accounts, and ETFs.
Mutual fund sales of $2.8 billion increased 26 percent sequentially and 51 percent from the prior-year quarter due to higher sales in fixed income and domestic equity products.
Total net flows were $0.2 billion, an improvement from ($0.2) billion sequentially, as positive contributions from structured products, retail separate accounts, and ETFs were partially offset by net outflows, primarily in institutional.
Mutual fund net flows were relatively flat in the third quarter, which was unchanged from the prior quarter and an improvement from ($0.3) billion in the prior-year quarter. The year-over-year improvement was due primarily to positive net flows in international equity and fixed income strategies.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 3.

GAAP Results

Operating income of $16.8 million, which included a full quarter of results following the transaction, increased from the prior quarter as higher revenues more than offset higher expenses. Third quarter operating expenses included $4.9 million of acquisition and integration costs, primarily employment expenses and restructuring charges, and were down significantly from $16.3 million in the second quarter.
Third quarter net income per diluted share of $2.21 included $1.22 of realized and unrealized gains on investments, ($0.36) of acquisition and integration costs, and ($0.81) of CLO launch-related expenses, both issuance costs as well as other costs related to the sale of the notes. The second quarter net loss per share of ($0.34) included ($1.63) of acquisition and integration costs and ($0.21) of discrete tax expense adjustments.
The effective tax rate was 32 percent and included discrete items of ($1.3) million due primarily to the release of a net valuation allowance related to marketable securities.
Weighted average diluted shares outstanding increased 20 percent to 8.5 million from 7.1 million sequentially, primarily as a result of the calculation of the "if-converted" method in the quarter, which determined that the impact of assumed conversion of the preferred shares was more dilutive than the deduction of preferred dividends from net income.
Non-GAAP Results
Revenues, as adjusted, of $104.2 million increased 33 percent sequentially and reflect the full-quarter impact of the combined business, as well as one additional day in the quarter. Operating expenses, as adjusted, of $69.1 million were 23 percent higher sequentially due to incremental employment and operating costs following the transaction.
Operating income, as adjusted, of $35.2 million increased 55 percent from the second quarter and the related margin increased to 34 percent from 29 percent.
Interest expense, as adjusted, of $4.1 million increased from $1.5 million sequentially and reflects a full-quarter impact of interest on the $260.0 million seven-year term loan, issued in June in connection with the acquisition, for an annualized effective interest rate of 6.3 percent.
Net income attributable to common stockholders, as adjusted, was $2.30 per diluted common share, an increase of 43 percent from the second quarter, reflecting higher operating income, partially offset by the full-quarter impact of interest expense, as adjusted.
The effective tax rate, as adjusted, was 38.4 percent, an increase from 38.0 percent in the prior period due to the state tax apportionment of the combined business following the acquisition.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 4.

Select Balance Sheet Items (Unaudited)
(in millions)

	As of			As of
	9/30/2017	9/30/2016	Change	6/30/2017	Change
Cash and cash equivalents	$164.9	$165.4	—%	$127.6	29%
Contingent consideration	$51.7	$—	N/M	$51.7	—%
Debt	$248.5	$—	N/M	$248.1	—%
Total equity attributable to stockholders	$584.2	$469.8	24%	$573.6	2%

Working capital (1)	$68.0	$150.4	(55%)	$49.1	38%
Net debt (cash) (2)	$146.8	$(165.4)	N/M	$184.1	(20%)

(1) Defined as cash and cash equivalents plus accounts receivable, net, less accrued compensation and benefits, accounts payable and accrued liabilities, dividends payable, and contingent consideration
(2) Defined as gross debt of $260.0 million plus contingent consideration less cash and cash equivalents
N/M - Not Meaningful

Cash and cash equivalents at September 30, 2017 were $164.9 million, of which $51.7 million is expected to be used to pay the contingent consideration in the fourth quarter of 2017. Working capital increased sequentially to $68.0 million from $49.1 million at June 30, 2017.
The net leverage ratio, which is net debt to EBITDA (in accordance with the company's credit agreement), decreased to 0.9x at September 30, 2017 from 1.1x at June 30, 2017, reflecting the increase in cash and cash equivalents of $37.3 million, or 29 percent.
During the quarter, the company repurchased 66,244 shares, or 0.8 percent of outstanding common shares, as adjusted, for $7.5 million.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 5.

Conference Call

Virtus Investment Partners management will host an investor conference call on Friday, October 27, at 10 a.m. Eastern to discuss these financial results and related matters. The webcast of the call can be accessed in the Investor Relations section of www.virtus.com, or by telephone at 877-930-7765 if calling from within the U.S. or 253-336-7413 if calling from outside the U.S. (Conference ID: 4184729). The presentation that will be reviewed as part of the conference call will be available prior to the call in the Investor Relations section of www.virtus.com. A replay of the call will be available through November 3, 2017 by telephone at 855-859-2056 if calling from within the U.S. or 404-537-3406 if calling from outside the U.S. (Conference ID: 4184729).

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. Virtus offers access to a variety of investment styles across multiple disciplines to meet a wide array of investor needs, and provides products and services through affiliated managers and select subadvisers, each with a distinct investment style, autonomous investment process and individual brand. Its affiliates include Ceredex Value Advisors, Duff & Phelps Investment Management, Kayne Anderson Rudnick Investment Management, Newfleet Asset Management, Rampart Investment Management, Seix Investment Advisors, Silvant Capital Management, and Virtus ETF Solutions. Additional information can be found at www.virtus.com.

Contacts

Jeanne Hess, Investor Relations (860) 263-4730 jeanne.hess@virtus.com	Joe Fazzino, Media Relations (860) 263-4725 joe.fazzino@virtus.com

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 6.

U.S. GAAP Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			Three Months Ended		Nine Months Ended
	9/30/2017	9/30/2016	Change	6/30/2017	Change	9/30/2017	9/30/2016	Change
Revenues
Investment management fees	$97,295	$60,398	61%	$74,062	31%	$230,628	$176,234	31%
Distribution and service fees	11,482	12,116	(5%)	10,439	10%	32,704	36,761	(11%)
Administration and transfer agent fees	14,699	9,588	53%	9,476	55%	33,156	29,085	14%
Other income and fees	199	222	(10%)	155	28%	1,095	624	75%
Total revenues	123,675	82,324	50%	94,132	31%	297,583	242,704	23%
Operating Expenses
Employment expenses	54,159	33,142	63%	42,992	26%	136,792	102,184	34%
Distribution and other asset-based expenses	20,552	17,380	18%	15,764	30%	51,639	52,913	(2%)
Other operating expenses	17,733	11,392	56%	20,236	(12%)	51,195	34,614	48%
Operating expenses of consolidated investment products	6,757	635	N/M	473	N/M	7,872	6,442	22%
Restructuring and severance	1,584	1,879	(16%)	8,894	(82%)	10,478	4,270	145%
Depreciation expense	1,038	754	38%	776	34%	2,478	2,392	4%
Amortization expense	5,063	604	N/M	1,813	179%	7,109	1,858	283%
Total operating expenses	106,886	65,786	62%	90,948	18%	267,563	204,673	31%
Operating Income (Loss)	16,789	16,538	2%	3,184	427%	30,020	38,031	(21%)
Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	1,367	961	42%	1,287	6%	2,951	3,584	(18%)
Realized and unrealized gain (loss) of consolidated investment products, net	13,465	3,680	266%	(1,424)	N/M	16,485	9,888	67%
Other income (expense), net	436	250	74%	47	N/M	1,129	463	144%
Total other income (expense), net	15,268	4,891	212%	(90)	N/M	20,565	13,935	48%
Interest Income (Expense)
Interest expense	(4,116)	(128)	N/M	(3,739)	(10%)	(8,098)	(389)	N/M
Interest and dividend income	679	221	207%	446	52%	1,313	1,113	18%
Interest and dividend income of investments of consolidated investment products	17,778	5,411	229%	5,102	248%	28,536	14,856	92%
Interest expense of consolidated investment products	(16,249)	(3,788)	(329%)	(2,995)	(443%)	(22,101)	(10,188)	(117%)
Total interest income (expense), net	(1,908)	1,716	N/M	(1,186)	(61%)	(350)	5,392	N/M
Income (Loss) Before Income Taxes	30,149	23,145	30%	1,908	N/M	50,235	57,358	(12%)
Income tax expense (benefit)	9,626	6,869	40%	1,880	412%	15,939	20,512	(22%)
Net Income (Loss)	20,523	16,276	26%	28	N/M	34,296	36,846	(7%)
Noncontrolling interests	(1,731)	(651)	(166%)	(333)	(420%)	(2,782)	(770)	(261%)
Net Income (Loss) Attributable to Stockholders	18,792	15,625	20%	(305)	N/M	31,514	36,076	(13%)
Preferred stockholder dividends	(2,084)	—	N/M	(2,084)	—%	(6,252)	—	N/M
Net Income (Loss) Attributable to Common Stockholders	$16,708	$15,625	7%	$(2,389)	N/M	$25,262	$36,076	(30%)
Earnings (Loss) Per Share - Basic	$2.32	$2.04	14%	$(0.34)	N/M	$3.64	$4.47	(19%)
Earnings (Loss) Per Share - Diluted	$2.21	$1.99	11%	$(0.34)	N/M	$3.52	$4.39	(20%)
Cash Dividends Declared Per Preferred Share	$1.81	$—	N/M	$1.81	—%	$5.44	$—	N/M
Cash Dividends Declared Per Common Share	$0.45	$0.45	—%	$0.45	—%	$1.35	$1.35	—%
Weighted Average Shares Outstanding - Basic (in thousands)	7,212	7,676	(6%)	7,064	2%	6,942	8,062	(14%)
Weighted Average Shares Outstanding - Diluted (in thousands)	8,492	7,854	8%	7,064	20%	7,168	8,223	(13%)

N/M - Not Meaningful

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 7.

Assets Under Management - Product and Asset Class
(in millions)

	Three Months Ended
	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017
By product (period end):
Open-End Funds (1)	$25,266.4	$23,432.8	$24,716.8	$41,452.8	$42,397.7
Closed-End Funds	6,887.3	6,757.4	6,814.3	6,707.2	6,735.4
Exchange Traded Funds	460.6	596.8	863.3	968.8	955.7
Retail Separate Accounts	7,924.8	8,473.5	9,312.1	12,351.1	13,057.2
Institutional Accounts	5,376.6	5,492.7	5,711.3	20,639.1	20,630.5
Structured Products	623.8	613.1	602.0	2,899.8	3,360.0
Total Long-Term	$46,539.5	$45,366.3	$48,019.8	$85,018.8	$87,136.5
Liquidity (3)	—	—	—	3,570.6	3,431.4
Total	46,539.5	45,366.3	48,019.8	88,589.4	90,567.9

By product (average) (2)
Open-End Funds (1)	$25,149.9	$24,223.1	$24,157.6	$30,651.6	$42,080.9
Closed-End Funds	6,853.4	6,668.9	6,786.1	6,809.6	6,758.1
Exchange Traded Funds	426.0	490.1	759.2	900.8	945.0
Retail Separate Accounts	7,413.6	7,898.6	8,463.6	10,143.7	12,345.5
Institutional Accounts	5,044.2	5,400.8	5,603.2	10,795.1	20,728.6
Structured Products	643.4	614.2	603.3	1,392.9	3,111.1
Total Long-Term	$45,530.5	$45,295.7	$46,373.0	$60,693.7	$85,969.2
Liquidity (3)	—	—	—	1,328.6	3,331.1
Total	$45,530.5	$45,295.7	$46,373.0	$62,022.3	$89,300.3

By asset class (period end):
Equity	$26,669.5	$25,822.3	$27,990.5	$41,672.6	$43,147.9
Fixed Income	15,756.8	15,523.6	15,908.7	39,102.1	39,741.7
Alternatives (4)	4,113.2	4,020.4	4,120.6	4,244.1	4,246.9
Liquidity (3)	—	—	—	3,570.6	3,431.4
Total	$46,539.5	$45,366.3	$48,019.8	$88,589.4	$90,567.9

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 8.

Assets Under Management - Average Net Management Fees Earned (5)
(in basis points)

	Three Months Ended
	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017
All Products
Open-End Funds (1)	50.1	50.5	50.5	50.7	47.9
Closed-End Funds	65.9	66.5	66.2	65.8	66.0
Exchange Traded Funds	32.4	24.6	31.7	27.2	27.0
Retail Separate Accounts	53.2	52.8	53.9	49.7	46.6
Institutional Accounts	37.0	37.7	37.2	32.7	31.0
Structured Products (6)	76.3	32.9	33.5	33.5	47.1
All Long-Term Products	51.8	51.2	51.3	48.3	44.8
Liquidity (3)	—	—	—	11.4	6.0
All Products	51.8	51.2	51.3	47.5	43.4

(1) Represents assets under management of U.S. 1940 Act mutual funds and Undertakings for Collective Investments in Transferable Securities ("UCITS")
(2) Averages are calculated as follows:
- Funds - average daily or weekly balances
- Retail Separate Accounts - prior quarter ending balance or average of month-end balances in quarter
- Institutional Accounts and Structured Products - average of month-end balances in quarter
(3) Represents assets under management in liquidity strategies, including open-end funds and institutional accounts
(4) Consists of real estate securities, master-limited partnerships, options strategies and other
(5) Represents net investment management fees divided by average assets. Net investment management fees are investment management fees, as adjusted, less fees paid to third-party service providers for investment management related services, which impacted the fee rate in the three months ended September 30, 2017 for Open-End Funds and All Products by 0.5 and 0.3 basis points, respectively.
(6) Includes incentive fees earned in the three months ended September 30, 2016 and September 30, 2017, which impacted the fee rate by 43.5 and 10.2 basis points, respectively

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 9.

Assets Under Management - Asset Flows by Product
(in millions)

	Three Months Ended					Nine Months Ended
	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017	9/30/2016	9/30/2017
Open-End Funds (1)
Beginning balance	$24,813.8	$25,266.4	$23,432.8	$24,716.8	$41,452.8	$28,882.1	$23,432.8
Inflows	1,882.5	1,642.3	2,032.7	2,253.9	2,842.5	5,427.8	7,129.1
Outflows	(2,139.4)	(2,384.2)	(2,134.7)	(2,278.6)	(2,872.7)	(10,733.5)	(7,286.0)
Net flows	(256.9)	(741.9)	(102.0)	(24.7)	(30.2)	(5,305.7)	(156.9)
Market performance	736.5	(1,021.2)	1,444.5	1,212.3	1,040.7	1,919.9	3,697.5
Other (2)	(27.0)	(70.5)	(58.5)	15,548.4	(65.6)	(229.9)	15,424.3
Ending balance	$25,266.4	$23,432.8	$24,716.8	$41,452.8	$42,397.7	$25,266.4	$42,397.7

Closed-End Funds
Beginning balance	$6,959.6	$6,887.3	$6,757.4	$6,814.3	$6,707.2	$6,222.3	$6,757.4
Inflows	—	—	—	—	—	—	—
Outflows	—	—	(81.6)	(31.2)	—	(103.3)	(112.8)
Net flows	—	—	(81.6)	(31.2)	—	(103.3)	(112.8)
Market performance	(63.3)	(44.8)	280.8	16.4	124.4	839.7	421.6
Other (2)	(9.0)	(85.1)	(142.3)	(92.3)	(96.2)	(71.4)	(330.8)
Ending balance	$6,887.3	$6,757.4	$6,814.3	$6,707.2	$6,735.4	$6,887.3	$6,735.4

Exchange Traded Funds
Beginning balance	$399.4	$460.6	$596.8	$863.3	$968.8	$340.8	$596.8
Inflows	66.9	200.8	265.7	185.1	104.1	182.0	554.9
Outflows	(19.6)	(50.6)	(23.0)	(51.3)	(28.9)	(74.2)	(103.2)
Net flows	47.3	150.2	242.7	133.8	75.2	107.8	451.7
Market performance	19.4	(2.9)	34.6	(8.5)	4.2	23.2	30.3
Other (2)	(5.5)	(11.1)	(10.8)	(19.8)	(92.5)	(11.2)	(123.1)
Ending balance	$460.6	$596.8	$863.3	$968.8	$955.7	$460.6	$955.7

Retail Separate Accounts
Beginning balance	$7,407.2	$7,924.8	$8,473.5	$9,312.1	$12,351.1	$6,784.4	$8,473.5
Inflows	516.1	466.0	689.2	656.2	704.4	1,359.5	2,049.8
Outflows	(182.0)	(296.0)	(297.9)	(455.7)	(480.1)	(860.9)	(1,233.7)
Net flows	334.1	170.0	391.3	200.5	224.3	498.6	816.1
Market performance	189.9	376.3	453.8	341.6	478.3	647.2	1,273.7
Other (2)	(6.4)	2.4	(6.5)	2,496.9	3.5	(5.4)	2,493.9
Ending balance	$7,924.8	$8,473.5	$9,312.1	$12,351.1	$13,057.2	$7,924.8	$13,057.2

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 10.

Assets Under Management - Asset Flows by Product (continued)
(in millions)

	Three Months Ended					Nine Months Ended
	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017	9/30/2016	9/30/2017
Institutional Accounts
Beginning balance	$4,920.0	$5,376.6	$5,492.7	$5,711.3	$20,639.1	$4,799.7	$5,492.7
Inflows	612.5	321.7	277.7	357.1	439.9	1,023.6	1,074.7
Outflows	(207.2)	(263.5)	(191.9)	(612.1)	(893.7)	(775.8)	(1,697.7)
Net flows	405.3	58.2	85.8	(255.0)	(453.8)	247.8	(623.0)
Market performance	56.4	63.7	138.3	168.1	451.1	348.9	757.5
Other (2)	(5.1)	(5.8)	(5.5)	15,014.7	(5.9)	(19.8)	15,003.3
Ending balance	$5,376.6	$5,492.7	$5,711.3	$20,639.1	$20,630.5	$5,376.6	$20,630.5

Structured Products
Beginning balance	$669.7	$623.8	$613.1	$602.0	$2,899.8	$356.0	$613.1
Inflows	—	—	—	—	474.3	316.3	474.3
Outflows	(45.2)	(11.6)	(16.7)	(224.0)	(55.6)	(58.7)	(296.3)
Net flows	(45.2)	(11.6)	(16.7)	(224.0)	418.7	257.6	178.0
Market performance	3.9	6.7	10.3	13.5	37.1	13.4	60.9
Other (2)	(4.6)	(5.8)	(4.7)	2,508.3	4.4	(3.2)	2,508.0
Ending balance	$623.8	$613.1	$602.0	$2,899.8	$3,360.0	$623.8	$3,360.0

Total Long-Term
Beginning balance	$45,169.7	$46,539.5	$45,366.3	$48,019.8	$85,018.8	$47,385.3	$45,366.3
Inflows	3,078.0	2,630.8	3,265.3	3,452.3	4,565.2	8,309.2	11,282.8
Outflows	(2,593.4)	(3,005.9)	(2,745.8)	(3,652.9)	(4,331.0)	(12,606.4)	(10,729.7)
Net flows	484.6	(375.1)	519.5	(200.6)	234.2	(4,297.2)	553.1
Market performance	942.8	(622.2)	2,362.3	1,743.4	2,135.8	3,792.3	6,241.5
Other (2)	(57.6)	(175.9)	(228.3)	35,456.2	(252.3)	(340.9)	34,975.6
Ending balance	$46,539.5	$45,366.3	$48,019.8	$85,018.8	$87,136.5	$46,539.5	$87,136.5

Liquidity
Beginning balance	$—	$—	$—	$—	$3,570.6	$—	$—
Other (2)	—	—	—	3,570.6	(139.2)	—	3,431.4
Ending balance	$—	$—	$—	$3,570.6	$3,431.4	$—	$3,431.4

Total
Beginning balance	$45,169.7	$46,539.5	$45,366.3	$48,019.8	$88,589.4	$47,385.3	$45,366.3
Inflows	3,078.0	2,630.8	3,265.3	3,452.3	4,565.2	8,309.2	11,282.8
Outflows	(2,593.4)	(3,005.9)	(2,745.8)	(3,652.9)	(4,331.0)	(12,606.4)	(10,729.7)
Net flows	484.6	(375.1)	519.5	(200.6)	234.2	(4,297.2)	553.1
Market performance	942.8	(622.2)	2,362.3	1,743.4	2,135.8	3,792.3	6,241.5
Other (2)	(57.6)	(175.9)	(228.3)	39,026.8	(391.5)	(340.9)	38,407.0
Ending balance	$46,539.5	$45,366.3	$48,019.8	$88,589.4	$90,567.9	$46,539.5	$90,567.9

(1) Represents assets under management of U.S. 1940 Act mutual funds and Undertakings for Collective Investment in Transferable Securities ("UCITS")
(2) Represents open-end and closed-end mutual fund distributions net of reinvestments, net flows from non-sales related activities such as asset acquisitions/(dispositions), marketable securities investments/(withdrawals), the impact on assets from the use of leverage, and the net change in assets for liquidity strategies

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Virtus Investment Partners, Inc. 11.

Non-GAAP Information and Reconciliations
(in thousands except per share data)

The following are reconciliations and related notes of the most comparable U.S. GAAP measure to each non-GAAP measure.

The non-GAAP financial measures included in this release differ from financial measures determined in accordance with U.S. GAAP as a result of the reclassification of certain income statement items, as well as the exclusion of certain expenses and other items that are not reflective of the earnings generated from providing investment management and related services. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures.

Reconciliation of Total Revenues, GAAP to Total Revenues, as Adjusted:

	Three Months Ended
	9/30/2017	9/30/2016	6/30/2017
Total revenues, GAAP	$123,675	$82,324	$94,132
Distribution and other asset-based expenses (1)	(20,552)	(17,380)	(15,764)
Consolidated investment products revenues (2)	1,121	191	236
Total revenues, as adjusted	$104,244	$65,135	$78,604

Reconciliation of Total Operating Expenses, GAAP to Operating Expenses, as Adjusted:

	Three Months Ended
	9/30/2017	9/30/2016	6/30/2017
Total operating expenses, GAAP	$106,886	$65,786	$90,948
Distribution and other asset-based expenses (1)	(20,552)	(17,380)	(15,764)
Consolidated investment products expenses (2)	(6,757)	(635)	(473)
Amortization of intangible assets (3)	(5,063)	(604)	(1,813)
Restructuring and severance (4)	(137)	(1,879)	(255)
Acquisition and integration expenses (5)	(4,918)	—	(16,327)
Other (6)	(406)	(445)	(374)
Total operating expenses, as adjusted	$69,053	$44,843	$55,942

Reconciliation of Operating Income (Loss), GAAP to Operating Income (Loss), as Adjusted:

	Three Months Ended
	9/30/2017	9/30/2016	6/30/2017
Operating income (loss), GAAP	$16,789	$16,538	$3,184
Consolidated investment products (earnings) loss (2)	7,878	826	709
Amortization of intangible assets (3)	5,063	604	1,813
Restructuring and severance (4)	137	1,879	255
Acquisition and integration expenses (5)	4,918	—	16,327
Other (6)	406	445	374
Operating income (loss), as adjusted	$35,191	$20,292	$22,662

Operating margin, GAAP	13.6%	20.1%	3.4%
Operating margin, as adjusted	33.8%	31.2%	28.8%

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Virtus Investment Partners, Inc. 12.

Reconciliation of Net Income (Loss) Attributable to Common Stockholders, GAAP to Net Income (Loss) Attributable to Common Stockholders, as Adjusted:

	Three Months Ended
	9/30/2017	9/30/2016	6/30/2017
Net income (loss) attributable to common stockholders, GAAP	$16,708	$15,625	$(2,389)
Amortization of intangible assets, net of tax (3)	3,119	378	1,124
Restructuring and severance, net of tax (4)	84	1,177	158
Acquisition and integration expenses, net of tax (5)	3,029	—	11,540
Other, net of tax (6)	2,151	279	3,779
Seed capital and CLO investments (earnings) loss, net of tax (7)	(5,555)	(4,571)	(859)
Net income (loss) attributable to common stockholders, as adjusted	$19,536	$12,888	$13,353

Weighted Average Shares Outstanding - Basic	7,212	7,676	7,064
Preferred stockA	—	—	1,045
Weighted Average Shares Outstanding - Basic, as adjusted	7,212	7,676	8,109

Weighted Average Shares Outstanding - Diluted	8,492	7,854	7,064
Preferred stockA	—	—	1,045
Restricted stock units	—	—	202
Weighted Average Shares Outstanding - Diluted, as adjusted	8,492	7,854	8,311

Earnings (Loss) Per Share - Basic, GAAP	$2.32	$2.04	$(0.34)
Earnings (Loss) Per Share - Diluted, GAAP	$2.21	$1.99	$(0.34)

Earnings (Loss) Per Share - Basic, as adjusted	$2.71	$1.68	$1.65
Earnings (Loss) Per Share - Diluted, as adjusted	$2.30	$1.64	$1.61
A Assumes conversion of preferred shares to common shares at the 20-day volume-weighted average common stock price as of period end, subject to a conversion price range of $110 to $132 per share, resulting in a conversion ratio range of 0.9091 to 0.7576

Reconciliation of Income (Loss) Before Taxes, GAAP to Income (Loss) Before Taxes, as Adjusted:

	Three Months Ended
	9/30/2017	9/30/2016	6/30/2017
Income (loss) before taxes, GAAP	$30,149	$23,145	$1,908
Consolidated investment products (earnings) loss (2)	(1,731)	(651)	(333)
Amortization of intangible assets (3)	5,063	604	1,813
Restructuring and severance (4)	137	1,879	255
Acquisition and integration expenses (5)	4,918	—	18,613
Other (6)	406	445	374
Seed capital and CLO investments (earnings) loss (7)	(7,233)	(4,841)	(1,096)
Income (loss) before taxes, as adjusted	$31,709	$20,581	$21,534

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Virtus Investment Partners, Inc. 13.

Reconciliation of Income Tax Expense (Benefit), GAAP to Income Tax Expense (Benefit), as Adjusted:

	Three Months Ended
	9/30/2017	9/30/2016	6/30/2017
Income tax expense (benefit), GAAP	$9,626	$6,869	$1,880
Tax impact of amortization of intangible assets (3)	1,944	226	689
Tax impact of restructuring and severance (4)	53	702	97
Tax impact of acquisition and integration expenses (5)	1,889	—	7,073
Tax impact of other (6)	339	166	(1,321)
Tax impact of seed capital and CLO investments (earnings) loss (7)	(1,678)	(270)	(237)
Income tax expense (benefit), as adjusted	$12,173	$7,693	$8,181

Effective tax rate, GAAPA	31.9%	29.7%	98.5%
Effective tax rate, as adjustedB	38.4%	37.4%	38.0%
A Reflects income tax expense (benefit), GAAP, divided by income (loss) before taxes, GAAP
B Reflects income tax expense (benefit), as adjusted, divided by income (loss) before taxes, as adjusted

Reconciliation of Investment Management Fees, GAAP to Investment Management Fees, as Adjusted:

	Three Months Ended
	9/30/2017	9/30/2016	6/30/2017
Investment management fees, GAAP	$97,295	$60,398	$74,062
Consolidated investment products fees (2)	1,107	153	210
Investment management fees, as adjusted	$98,402	$60,551	$74,272

Reconciliation of Administration and Transfer Agent Fees, GAAP to Administration and Transfer Agent Fees, as
Adjusted:

	Three Months Ended
	9/30/2017	9/30/2016	6/30/2017
Administration and transfer agent fees, GAAP	$14,699	$9,588	$9,476
Consolidated investment products fees (2)	10	32	19
Administration and transfer agent fees, as adjusted	$14,709	$9,620	$9,495

Reconciliation of Employment Expenses, GAAP to Employment Expenses, as Adjusted:

	Three Months Ended
	9/30/2017	9/30/2016	6/30/2017
Employment expenses, GAAP	$54,159	$33,142	$42,992
Acquisition and integration expenses (5)	(2,275)	—	(2,059)
Employment expenses, as adjusted	$51,884	$33,142	$40,933

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Virtus Investment Partners, Inc. 14.

Reconciliation of Restructuring and Severance, GAAP to Restructuring and Severance, as Adjusted:

	Three Months Ended
	9/30/2017	9/30/2016	6/30/2017
Restructuring and severance, GAAP	$1,584	$1,879	$8,894
Restructuring and severance (4)	(137)	(1,879)	(255)
Acquisition and integration expenses (5)	(1,447)	—	(8,639)
Restructuring and severance, as adjusted	$—	$—	$—

Reconciliation of Other Operating Expenses, GAAP to Other Operating Expenses, as Adjusted:

	Three Months Ended
	9/30/2017	9/30/2016	6/30/2017
Other operating expenses, GAAP	$17,733	$11,392	$20,236
Acquisition and integration expenses (5)	(1,196)	—	(5,629)
Other (6)	(406)	(445)	(374)
Other operating expenses, as adjusted	$16,131	$10,947	$14,233

Reconciliation of Interest Expense, GAAP to Interest Expense, as Adjusted:

	Three Months Ended
	9/30/2017	9/30/2016	6/30/2017
Interest expense, GAAP	$(4,116)	$(128)	$(3,739)
Acquisition and integration expenses (5)	—	—	2,286
Interest expense, as adjusted	$(4,116)	$(128)	$(1,453)

Notes to Reconciliations:

1.
Distribution and other asset-based expenses - Primarily payments to third-party distribution partners and third-party service providers for providing services to investors in our sponsored funds and payments to third-party service providers for investment management-related services. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that do not utilize intermediary distribution partners or third-party service providers.

2.
Consolidated investment products - Revenues and expenses generated by operating activities of majority-owned mutual funds and CLOs that are consolidated in the financial statements. Management believes that excluding these operating activities to reflect net revenues and expenses of the company prior to the consolidation of these products is consistent with the approach of reflecting its operating results from managing third-party client assets.

3.
Amortization of intangible assets - Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related intangible assets. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions.

4.
Restructuring and severance - Certain expenses associated with restructuring the business, including lease abandonment-related expenses and severance costs associated with staff reductions, that are not reflective of the ongoing earnings generation of the business. Management believes that making this adjustment aids in comparing the company's operating results with prior periods.

5.	Acquisition and integration expenses - Expenses that are directly related to acquisition and integration activities. Acquisition expenses include transaction closing costs, professional fees

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Virtus Investment Partners, Inc. 15.

and financing fees. Integration expenses include costs incurred that are directly attributable to combining businesses, including compensation, restructuring and severance charges, professional fees, consulting fees and other expenses. Management believes that making these adjustments aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions.

Components of Acquisition and Integration Expenses for the respective periods are shown in the    table below:

	Three Months Ended
Acquisition and Integration Expenses	9/30/2017	9/30/2016	6/30/2017
Employment expenses	$2,275	$—	$2,059
Restructuring and severance	1,447	—	8,639
Other operating expenses	1,196	—	5,629
Total Acquisition and Integration Operating Expenses	4,918	—	16,327
Interest expense	—	—	2,286
Total Acquisition and Integration Expenses	$4,918	$—	$18,613

6.
Other - Certain expenses that are not reflective of the ongoing earnings generation of the business. In addition, it includes income tax expense (benefit) items, such as adjustments for uncertain tax positions, valuation allowances and other unusual or infrequent items not related to current operating results to reflect a normalized effective rate. Preferred dividends are adjusted as the shares are mandatorily convertible into common shares at the end of three years and the non-GAAP weighted average shares are adjusted to reflect the conversion. Management believes that making these adjustments aids in comparing the company’s operating results with prior periods.

Components of Other for the respective periods are shown in the table below:

	Three Months Ended
Other	9/30/2017	9/30/2016	6/30/2017
System transition expenses	$406	$445	$374
Tax impact of system transition expenses	(156)	(166)	(141)
Discrete tax adjustments	(183)	—	1,462
Preferred stockholder dividends	2,084	—	2,084
Total Other	$2,151	$279	$3,779

7.
Seed capital and CLO investments earnings (losses) - Gains and losses (realized and unrealized), dividends and interest income generated by seed capital and CLO investments. Earnings or losses generated by investments in seed capital and CLO investments can vary significantly from period to period and do not reflect the company’s operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the company’s operating results with prior periods and with other asset management firms that do not have meaningful seed capital and CLO investments.

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Virtus Investment Partners, Inc. 16.

Definitions:

Revenues, as adjusted, comprise the fee revenues paid by clients for investment management and related services. Revenues, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP revenues in that they are reduced by distribution and other asset-based expenses that are generally passed through to external parties, and exclude the impact of consolidated investment products.

Operating expenses, as adjusted, is calculated to reflect expenses from ongoing continuing operations. Operating expenses, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP expenses in that they exclude amortization or impairment, if any, of intangible assets, restructuring and severance, the impact of consolidated investment products, acquisition and integration-related expenses and certain other expenses that do not reflect the ongoing earnings generation of the business.

Operating margin, as adjusted, is a metric used to evaluate efficiency represented by operating income, as adjusted, divided by revenues, as adjusted.

Earnings (loss) per share, as adjusted, represent net income (loss) attributable to common stockholders, as adjusted, divided by weighted average shares outstanding, as adjusted, on either a basic or diluted basis.

Forward-Looking Information
This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” or similar statements or variations of such terms.
Our forward-looking statements are based on a series of expectations, assumptions and projections about our company, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning our assets under management, cash inflows and outflows, operating cash flows, our ability to expand distribution and product offerings, and future credit facilities, for all forward periods. All of our forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.
Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and
Results of Operations” in our 2016 Annual Report on Form 10-K as well as the following risks and uncertainties: (a) any reduction in our assets under management; (b) the withdrawal, renegotiation or termination of investment advisory agreements; (c) damage to our reputation; (d) failure to comply with investment guidelines or other contractual requirements; (e) the inability to attract and retain key personnel; (f) challenges from the competition we face in our business; (g) adverse regulatory and legal developments; (h) unfavorable changes in tax laws or limitations; (i) adverse developments related to unaffiliated subadvisers; (j) negative implications of changes in key distribution relationships; (k) interruptions in or failure to provide service by third parties; (l) volatility associated with our common stock; (m) adverse civil litigation and government investigations or proceedings; (n) the risk of loss on our investments; (o) the inability to make quarterly

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Virtus Investment Partners, Inc. 17.

distributions; (p) the lack of sufficient capital on satisfactory terms; (q) liabilities and losses not covered by insurance; (r) the inability to satisfy financial covenants; (s) the inability to achieve expected acquisition-related financial benefits and synergies; and other risks and uncertainties described in our 2016 Annual Report on Form 10-K or in any of our filings with the Securities and Exchange Commission (“SEC”).

Certain other factors which may impact our continuing operations, prospects, financial results and liquidity, or which may cause actual results to differ from such forward-looking statements, are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at www.virtus.com under “Investor Relations.” You are urged to carefully consider all such factors.
The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us which modify or impact any of the forward-looking statements contained in or accompanying this release, such statements or disclosures will be deemed to modify or supersede such statements in this release.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com